                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Charles R. Rinehart, Bruce G. Willison,
Kevin M. Twomey, Madeleine A. Kleiner and Tim S. Glassett, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the Registration Statement on Form S-4 of H. F. Ahmanson & Company to which this Power of Attorney is an Exhibit and any or all amendments (including post-effective amendments) to the Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

             SIGNATURE                         CAPACITY                   DATE
             ---------                         --------                   ----
      /s/ Byron Allumbaugh           Director                      February 17, 1997
____________________________________
          Byron Allumbaugh
      /s/ Harold A. Black            Director                      February 17, 1997
____________________________________
          Harold A. Black
                                     Director                      February 17, 1997
____________________________________
        Richard M. Bressler
     /s/ David R. Carpenter          Director                      February 17, 1997
____________________________________
         David R. Carpenter
    /s/ Phillip D. Matthews          Director                      February 17, 1997
____________________________________
        Phillip D. Matthews
      /s/ Richard L. Nolan           Director                      February 17, 1997
____________________________________
          Richard L. Nolan
       /s/ Delia M. Reyes            Director                      February 17, 1997
____________________________________
          Delia M. Reyes
      /s/ Frank M. Sanchez           Director                      February 17, 1997
____________________________________
          Frank M. Sanchez

             SIGNATURE                         CAPACITY                   DATE
             ---------                         --------                   ----
    /s/ Charles R. Rinehart          Director and Chief Executive  February 17, 1997
____________________________________  Officer (Principal
        Charles R. Rinehart           Executive Officer)
    /s/ Elizabeth A. Sanders         Director                      February 17, 1997
____________________________________
        Elizabeth A. Sanders
     /s/ Arthur W. Schmutz           Director                      February 17, 1997
____________________________________
         Arthur W. Schmutz
     /s/ William D. Schulte          Director                      February 17, 1997
____________________________________
         William D. Schulte

     /s/ Bruce G. Willison           Director                      February 17, 1997
____________________________________
         Bruce G. Willison
      /s/ Kevin M. Twomey            Senior Executive Vice         February 17, 1997
____________________________________  President and Chief
          Kevin M. Twomey             Financial Officer
                                      (Principal Financial
                                      Officer)
       /s/ George Miranda            First Vice President          February 17, 1997
____________________________________  (Principal Accounting
           George Miranda             Officer)